Exhibit 10.11
EXECUTION VERSION
Elections and Variables
to the 1994 ISDA Credit Support Annex
dated as of
September 5, 2007
between

BANCO SANTANDER S.A.	and	SANTANDER DRIVE AUTO RECEIVABLES TRUST 2007-2
(“Party A”)		(“Party B”)
Paragraph 13.
(a)	Security Interest for “Obligations”.

The term “Obligations” as used in this Annex includes the following additional obligations: None.

(b)	Credit Support Obligations.
(i)	Delivery Amount, Return Amount and Credit Support Amount.
(a)	“Delivery Amount” has the meaning specified in Paragraph 3(a), except that:
(I)	the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced with the words “not later than the close of business on each Valuation Date”,

(II)	the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” shall be deleted in its entirety and replaced with the following:

“The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of
(A)	the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party, and

(B)	the amount by which (a) the Moody’s Credit Support Amount for such Valuation Date exceeds (b) the Moody’s Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party.”.

(b)	Transfer to Ensure that the Delivery Amount shall be Zero. If, on any Valuation Date, the Delivery Amount equals or exceeds the Pledgor’s Minimum Transfer Amount, the Pledgor will Transfer to the Secured Party sufficient Eligible Credit Support to ensure that, immediately following such transfer, the Delivery Amount shall be zero.

(c)	“Return Amount” has the meaning specified in Paragraph 3(b), except that:
(I)	the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” shall be deleted in its entirety and replaced with the following:

“The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of
(A)	the amount by which (a) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date, and

(B)	the amount by which (a) the Moody’s Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Credit Support Amount for such Valuation Date.”.
(II)	in no event shall the Secured Party be required to Transfer any Posted Credit Support under Paragraph 3(b) if, immediately following such transfer, the Delivery Amount would be greater than zero.

(III)	The Return Amount shall be, if Cash, denominated in US Dollars.
(d)	“Credit Support Amount,” as such term is defined in Paragraph 3, shall not apply, and instead, such term shall be replaced, in each instance in which it is used in this Credit Support Annex, by “Moody’s Credit Support Amount” (as defined herein) and “S&P Credit Support Amount” (as defined herein). For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount or the Moody’s Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(a) and 13(b)(i)(c), above.
(ii)	Eligible Collateral. The Valuation Percentages[1] listed below shall apply to the following Eligible Collateral (see the table on the following page):

[1]	With respect to collateral types not listed below, such assets will be subject to review and approval by S&P and Moody’s, and reasonably approved by the Insurer by no later than three (3) calendar days after Rating Agency (as defined in the Schedule accompanying this Credit Support Annex) review and approval; provided that, if the Insurer does not provide such approval within the three-day period, Insurer’s approval shall be deemed received with respect to any such collateral type.

	Valuation Percentages	Valuation Percentages
	applicable with respect	applicable with respect	Valuation Percentages
	to calculating Moody’s	to calculating Moody’s	applicable with respect
	First Trigger Credit	Second Trigger Credit	to calculating S&P Credit
Instrument	Support Amount	Support Amount	Support Amount
	Moody’s	Moody’s	S&P2
U.S. Dollar Cash	100%	100%
Euro Cash	97%	93%
Sterling Cash	97%	94%
Fixed Rate Negotiable Treasury Debt issued by U.S. Treasury Department with Remaining Maturity:
<1 Year	100%	100%
1 to 2 years	100%	99%
2 to 3 years	100%	98%
3 to 5 years	100%	97%
5 to 7 years	100%	95%
7 to 10 years	100%	94%
10 to 20 years	100%	89%
> 20 years	100%	87%
Floating-Rate Negotiable U.S. Dollar Denominated Treasury Debt Issued by The U.S. Treasury Department
All Maturities	100%	99%
Fixed-Rate U.S. Dollar Denominated U.S. Agency Debentures with Remaining Maturity:
< 1 Year	100%	99%
1 to 2 years	100%	98%
2 to 3 years	100%	97%
3 to 5 years	100%	96%
5 to 7 years	100%	94%
7 to 10 years	100%	93%
10 to 20 years	100%	88%
> 20 years	100%	86%
Floating-Rate U.S. Dollar Denominated U.S. Agency Debentures
All maturities	100%	98%
Fixed-Rate Euro Denominated Euro-Zone Government Bonds Rated Aa3 or Above by Moody’s and AAA by S&P (see footnote 2 below) with Remaining Maturity:
< 1 Year	97%	93%
1 to 2 years	97%	92%
2 to 3 years	97%	91%
3 to 5 years	97%	89%
5 to 7 years	97%	87%
7 to 10 years	97%	86%
10 to 20 years	97%	82%
> 20 years	97%	80%
Floating-Rate Euro Denominated Euro-Zone Government Bonds Rated Aa3 or Above by Moody’s and AAA by S&P (see footnote 2 below)
All maturities:	97%	92%
Qualified Commercial Paper
	0%[3]	0%[4]
For the purposes of the above table, “Qualified Commercial Paper” means commercial paper with a rating of at least P-1 by Moody’s and A-1+ by S&P and having a remaining maturity of not more than one month.

[2]	S&P Valuation Percentages are set forth in Table 4 hereto, which is incorporated herein by reference as if set forth in full.

[3]	Or such other percentage in respect of which Moody’s has provided a rating affirmation.

[4]	Or such other percentage in respect of which Moody’s has provided a rating affirmation.

(iii)	Thresholds.
(A)	“Independent Amount” means with respect to Party A: Zero “Independent Amount” means with respect to Party B: Zero

(B)	“Threshold,” as such term is defined in Paragraph 12, shall not apply, and instead, such term shall be replaced, in each instance in which it is used in this Annex, as applicable, by: (i) S&P Threshold (as defined herein) for purposes of calculating the S&P Credit Support Amount; and (ii) Moody’s Threshold (as defined herein) for purposes of calculating the Moody’s Credit Support Amount.

(C)	“Minimum Transfer Amount” means with respect to Party A: USD $100,000; provided, however, that if S&P is rating the Certificates and the aggregate Certificate Principal Balances of the rated Certificates falls below $50,000,000, then the Minimum Transfer Amount shall mean USD $50,000.

(D)	“Minimum Transfer Amount” means with respect to Party B: USD $100,000 (or if the Posted Collateral is less than $100,000, the aggregate Value of Posted Collateral), provided, however, that if S&P is rating the Certificates and the aggregate Certificate Principal Balances of the rated Certificates falls below $50,000,000, then the Minimum Transfer Amount shall mean USD $50,000 (or if the Posted Collateral is less than $50,000, the aggregate Value of Posted Collateral).

(E)	Rounding. The Delivery Amount will be rounded up to the nearest integral multiple of USD $10,000. The Return Amount will be rounded down to the nearest integral multiple of USD $10,000.
(iv)	“Exposure” has the meaning specified in Paragraph 12, except that (1) after the word “Agreement” the words “(assuming, for this purpose only, that Part 1(k) of the Schedule is deleted)” shall be inserted and (2) at the end of such definition, the words “with terms substantially the same as those of this Agreement.”
(c)	Valuation and Timing.
(i)	“Valuation Agent” means Party A in all circumstances.

(ii)	“Valuation Date” shall mean each Local Business Day on which either of the S&P Threshold or the Moody’s Threshold is zero.

(iii)	“Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Credit Support Amount will, as far as practicable, be made as of approximately the same time on the same date.

(iv)	“Notification Time” means 10:00 a.m., New York time, on a Local Business Day.
(d)	Conditions Precedent and Secured Party’s Rights and Remedies. None.
(e)	Substitution.
(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Inapplicable.
(f)	Dispute Resolution.

(i)	“Resolution Time” means 10:00 p.m., New York time on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

(ii)	Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Eligible Credit Support or Posted Credit Support as of the relevant Valuation Date or date of Transfer will be calculated by reference to the terms Moody’s Value and S&P Value, as described in Paragraph 13 as modified by (k)(i) below.

(iii)	Alternative. The provisions of Paragraph 5 will apply.
(g)	Holding and Using Posted Collateral.
(i)	Eligibility to Hold Posted Collateral; Custodians:

A Custodian will be entitled to hold Posted Collateral on behalf of Party B pursuant to Paragraph 6(b); provided that:
(1)	Posted Collateral may be held only in the following jurisdiction: United States.

(2)	The Custodian for Party B: (A) is a commercial bank or trust company which is unaffiliated with Party B and organized under the laws of the United States or state thereof, having assets of at least $500 million and: (i) a long-term debt or a deposit rating of at least “Baa2” by Moody’s; and (ii) a short-term rating of at least “A-1” by S&P, or if the Custodian has no short-term rating, a long-term rating of “A+” by S&P; and (B) shall hold all Eligible Credit Support in the appropriate account under the Transaction Documents (as defined in the Schedule to the Agreement).

(3)	Initially, the Custodian for Cash and Securities for Party B is: The Trustee under the Indenture, or any successor trustee thereto.

(4)	In the event that the Custodian’s ratings fall below those prescribed in subpart (2) above, the Trustee shall within 60 calendar days replace the Custodian with a substitute custodian satisfying the requirements of subpart (2) above.
(ii)	Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B. The Trustee shall invest Cash Posted Credit Support in such overnight (or redeemable within two Local Business Days of demand) investments rated at least Prime-1 by Moody’s or AAAm or AAAm-G by S&P and Aaa by Moody’s (or such other investments as may be affirmed in writing by S&P and Moody’s) as directed by Party A (unless (x) an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party and (y) an Early Termination Date has been designated by Party B, in which case such investment shall be at the direction of Party B) with gains and losses incurred in respect of such investments to be for the account of Party A.

(iii)	Notice. If a party or its Custodian fails to meet the criteria for eligibility to hold (or, in the case of a party, to use) Posted Collateral set forth in this Paragraph 13(g), such party shall promptly notify the other party of such ineligibility.
(h)	Distributions and Interest Amount.
(i)	Interest Rate. The “Interest Rate” will be the actual rate of interest earned by Party B or the Custodian if the Cash is invested at the direction of Party A in accordance with Paragraph 13(g)(ii) above, otherwise the “Interest Rate” will be the federal funds overnight rate as published by the Board of Governors of the Federal Reserve System in H.15 (519) or its successor publication, or such other rate as the parties may agree from time to time.

(ii)	Transfer of Interest Amount. The transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is transferred to the Pledgor pursuant to Paragraph 3(b), in each case to the extent that a Delivery Amount would not be created or increased by that transfer, provided that Party B shall not be obliged to so transfer any Interest Amount unless and until it has earned and received such interest.

(iii)	Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.
(i)	Address for Transfers.

Party A: To be notified to Party B by Party A at the time of the request for the transfer.

Party B: To be notified to Party A by Party B upon request by Party A.

(j)	Other Provisions.
(i)	Costs of Transfer on Exchange.

Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Pledgor to the Secured Party or from the Secured Party to the Pledgor.

(ii)	Cumulative Rights.

The rights, powers and remedies of the Secured Party under this Annex shall be in addition to all rights, powers and remedies given to the Secured Party by the Agreement or by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of the Secured Party in the Posted Credit Support created pursuant to this Annex.
(k)	Definitions and Other Provisions
(i)	Generally

“S&P Collateralization Event” shall be as defined in the accompanying Schedule.

“S&P Ratings Event” shall be as defined in the accompanying Schedule.

“Value” shall mean, in respect of any date, the related S&P Value and the related Moody’s Value. Paragraph 4(c) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value and Moody’s Value” as referenced herein. Paragraph 4(d)(ii) is hereby amended by (A) deleting the words “a Value” and inserting in lieu thereof “an S&P Value and a Moody’s Value” and (B) deleting the words “the Value” and inserting in lieu thereof “S&P Value and Moody’s Value”. Paragraph 5 is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value or Moody’s Value”. Paragraph 5(i) is hereby amended by deleting the word “Value” and inserting in lieu thereof “S&P Value and Moody’s Value”. Paragraph 5(i)(C) is hereby amended by deleting the word “the Value, if” and inserting in lieu thereof “any one or more of the S&P Value or Moody’s Value, as may be”. Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words “the Value” and inserting in lieu thereof “any one or more of the S&P Value or Moody’s Value” and (2) deleting the second instance of the words “the Value” and inserting in lieu thereof “such disputed S&P Value or Moody’s Value”. Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word “Value” and inserting in lieu thereof “least of the S&P Value and Moody’s Value”.

(ii)	[Reserved]

(iii)	With respect to Moody’s:

“First Trigger Failure Condition” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Required Ratings.

“Moody’s Credit Support Amount” shall mean, as applicable, the Moody’s First Trigger Credit Support Amount (as defined herein), and Moody’s Second Trigger Credit Support Amount (as defined herein).

“Moody’s First Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of
(I)
(A)   for any Valuation Date on which (I) a First Trigger Failure Condition has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody’s Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of the Secured Party’s aggregate Exposure for all Transactions and the aggregate of Moody’s Additional Collateralized Amounts for all Transactions.

For the purposes of this definition, the “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean the product of the applicable Moody’s First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

(B) for any other Valuation Date, zero, over

(II)	the Moody’s Threshold for Party A such Valuation Date.
“Moody’s First Trigger Notional Amount Multiplier” means (A) if each Local Business Day is a Valuation Date, 2%, or (B) otherwise, 4%.

“Moody’s Second Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of
(I)
(A)   for any Valuation Date on which it is the case that a Second Trigger Failure Condition has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates and (c) the sum of the Secured Party’s aggregate Exposure and the aggregate of Moody’s Additional Collateralized Amounts for all Transactions.

For the purposes of this definition:

“Next Payment” means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

“Next Payment Date” means each date on which the next scheduled payment under any Transaction is due to be paid.

“Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean, if such Transaction is not a Transaction Specific Hedge, the product of the applicable Moody’s Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

if such Transaction is a Transaction-Specific Hedge, the product of the applicable Moody’s Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

(B) for any other Valuation Date, zero, over

(II)	the Moody’s Threshold for Party A for such Valuation Date.
“Moody’s Threshold” means, with respect to Party A and any Valuation Date, if a Moody’s First Trigger Downgrade Event has occurred and is continuing and such Moody’s First Trigger Downgrade Event has been continuing (i) for at least 30 Local Business Days, or (ii) since this Annex was executed, zero; otherwise, infinity.

“Moody’s Value” means, on any date and with respect to any Eligible Collateral the product of (x) the bid price obtained by the Valuation Agent and (y) the applicable Moody’s Valuation Percentage set forth in Paragraph 13(b)(ii).

“Second Trigger Failure Condition” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Transaction-Specific Hedge” means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is “balance guaranteed” or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

(iv)	With respect to S&P:

“S&P Threshold” means, with respect to Party A and any Valuation Date, if (i) an S&P Collateralization Event has occurred and is continuing and such S&P Collateralization Event has been continuing for at least 10 Local Business Days or since this Annex was executed, or (ii) if an S&P Ratings Event has occurred and is continuing and such S&P Ratings Event has been continuing for at least 10 Local Business Days, zero; otherwise, infinity.

“S&P Credit Support Amount” means, for any Valuation Date:
(i)	if the S&P Threshold for such Valuation Date is zero and either (i) an S&P Ratings Event is not continuing or (ii) an S&P Ratings Event is continuing and less than 10 Local Business Days have elapsed since such S&P Ratings Event first occurred, an amount equal to the Secured Party’s Exposure;

(ii)	if the S&P Threshold for such Valuation Date is zero and an S&P Ratings Event has occurred and is continuing and 10 or more Local Business Days have elapsed since such S&P Ratings Event first occurred, an amount equal to 125% of the Secured Party’s Exposure; or

(iii)	if the S&P Threshold is infinity, zero.
“S&P Valuation Percentage” with respect to S&P means, with respect to a Valuation Date and each instrument in the above table and Table 4 (i) so long as the S&P Threshold for such Valuation Date is zero and either (A) an S&P Ratings Event is not continuing or (B) an S&P Ratings Event is continuing but less than 10 Local Business Days have elapsed since such S&P Ratings Event first occurred, the corresponding percentage for such instrument in the column headed “S&P Collateralization Event” or (ii) so long as the S&P Threshold for such Valuation Date is zero (A) an S&P Ratings Event has occurred and is continuing and (B) at least 10 Local Business Days have elapsed since such S&P Ratings Event first occurred, the corresponding percentage in the column headed “S&P Ratings Event.”

“S&P Value” means, on any date and with respect to any Eligible Collateral, (A) in the case of Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the applicable S&P Valuation Percentage for such Eligible Collateral set forth in Table 4 and (B) in the case of Cash, the amount thereof multiplied by the applicable S&P Valuation Percentage.

(v)	Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:
(A)	shall be given to or made at the following addresses:

If to Party A:

As set forth in Part 4(a) of the Schedule.

If to Party B:

As set forth in Part 4(a) of the Schedule.

or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this subparagraph) to the other party;

(B)	shall be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.
Pursuant to the related Basic Document, the monthly report to Noteholders shall be made available to Party A in the manner and form specified therein.

(vi)	Agreement as to Single Secured Party and Pledgor

Party A and Party B agree that, notwithstanding anything to the contrary in the first sentence of this Annex, Paragraph 1(b) or Paragraph 2 or the definitions in Paragraph 12, except with respect to Party B’s obligations under Paragraph 3(b), (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder. Party A and Party B further agree that, notwithstanding anything to the contrary in the recital to this Annex or Paragraph 7, this Annex will constitute a Credit Support Document only with respect to Party A.

(vii)	Trustee Capacity.

It is expressly understood and agreed by the parties hereto that (i) this Annex is executed and delivered by the Trustee not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Annex.
(viii)	Event of Default.

Subclause (iii) of Paragraph 7 shall not apply to Party B.

(ix)	[Reserved]
[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date specified on the first page hereof.

BANCO SANTANDER S.A.			SANTANDER DRIVE AUTO RECEIVABLES TRUST 2007-2

By:	/s/ Juan Bosco Nazar		By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee
	Name:	Juan Bosco Nazar
	Title:	Authorized Signature	By:	/s/ Nicole Poole
				Name:	Nicole Poole
				Title:	Vice President

Table 1
Moody’s First Trigger Factor

Remaining	Daily
Weighted Average Life	Collateral
of Hedge in Years	Posting
1 or less	0.15%
More than 1 but not more than 2	0.30%
More than 2 but not more than 3	0.40%
More than 3 but not more than 4	0.60%
More than 4 but not more than 5	0.70%
More than 5 but not more than 6	0.80%
More than 6 but not more than 7	1.00%
More than 7 but not more than 8	1.10%
More than 8 but not more than 9	1.20%
More than 9 but not more than 10	1.30%
More than 10 but not more than 11	1.40%
More than 11 but not more than 12	1.50%
More than 12 but not more than 13	1.60%
More than 13 but not more than 14	1.70%
More than 14 but not more than 15	1.80%
More than 15 but not more than 16	1.90%
More than 16 but not more than 17	2.00%
More than 17 but not more than 18	2.00%
More than 18 but not more than 19	2.00%
More than 19 but not more than 20	2.00%
More than 20 but not more than 21	2.00%
More than 21 but not more than 22	2.00%
More than 22 but not more than 23	2.00%
More than 23 but not more than 24	2.00%
More than 24 but not more than 25	2.00%
More than 25 but not more than 26	2.00%
More than 26 but not more than 27	2.00%
More than 27 but not more than 28	2.00%
More than 28 but not more than 29	2.00%
More than 29	2.00%

Table 2
Moody’s Second Trigger Factor for Interest Rate Swaps with Fixed Notional Amounts

Remaining	Daily
Weighted Average Life	Collateral
of Hedge in Years	Posting
1 or less	0.50%
More than 1 but not more than 2	1.00%
More than 2 but not more than 3	1.50%
More than 3 but not more than 4	1.90%
More than 4 but not more than 5	2.40%
More than 5 but not more than 6	2.80%
More than 6 but not more than 7	3.20%
More than 7 but not more than 8	3.60%
More than 8 but not more than 9	4.00%
More than 9 but not more than 10	4.40%
More than 10 but not more than 11	4.70%
More than 11 but not more than 12	5.00%
More than 12 but not more than 13	5.40%
More than 13 but not more than 14	5.70%
More than 14 but not more than 15	6.00%
More than 15 but not more than 16	6.30%
More than 16 but not more than 17	6.60%
More than 17 but not more than 18	6.90%
More than 18 but not more than 19	7.20%
More than 19 but not more than 20	7.50%
More than 20 but not more than 21	7.80%
More than 21 but not more than 22	8.00%
More than 22 but not more than 23	8.00%
More than 23 but not more than 24	8.00%
More than 24 but not more than 25	8.00%
More than 25 but not more than 26	8.00%
More than 26 but not more than 27	8.00%
More than 27 but not more than 28	8.00%
More than 28 but not more than 29	8.00%
More than 29	8.00%

Table 3
Moody’s Second Trigger Factor for Transaction-Specific Hedges

Remaining	Daily
Weighted Average Life	Collateral
of Hedge in Years	Posting
1 or less	0.65%
More than 1 but not more than 2	1.30%
More than 2 but not more than 3	1.90%
More than 3 but not more than 4	2.50%
More than 4 but not more than 5	3.10%
More than 5 but not more than 6	3.60%
More than 6 but not more than 7	4.20%
More than 7 but not more than 8	4.70%
More than 8 but not more than 9	5.20%
More than 9 but not more than 10	5.70%
More than 10 but not more than 11	6.10%
More than 11 but not more than 12	6.50%
More than 12 but not more than 13	7.00%
More than 13 but not more than 14	7.40%
More than 14 but not more than 15	7.80%
More than 15 but not more than 16	8.20%
More than 16 but not more than 17	8.60%
More than 17 but not more than 18	9.00%
More than 18 but not more than 19	9.40%
More than 19 but not more than 20	9.70%
More than 20 but not more than 21	10.00%
More than 21 but not more than 22	10.00%
More than 22 but not more than 23	10.00%
More than 23 but not more than 24	10.00%
More than 24 but not more than 25	10.00%
More than 25 but not more than 26	10.00%
More than 26 but not more than 27	10.00%
More than 27 but not more than 28	10.00%
More than 28 but not more than 29	10.00%
More than 29	10.00%

Table 4
S&P Valuation Percentages5

	Valuation Percentages applicable with
	respect to calculating S&P Credit
	Support Amount
	S&P Collateralization	S&P
Instrument	Event	Ratings Event
U.S. Dollar Cash	100%	80%
Euro Cash	92.6%	74.1%
Sterling Cash	94.1%	75.3%
Fixed Rate Negotiable Treasury Debt issued by U.S. Treasury Department with Remaining Maturity:
<1 Year	98.0%	78.4%
1 to 2 years	98.0%	78.4%
2 to 3 years	98.0%	78.4%
3 to 5 years	98.0%	78.4%
5 to 7 years	92.6%	74.1%
7 to 10 years	92.6%	74.1%
10 to 20 years	87.9%	70.3%
> 20 years	84.6%	67.7%
Floating-Rate Negotiable U.S. Dollar Denominated Treasury Debt Issued by The U.S. Treasury Department
All Maturities	Not Eligible Collateral	Not Eligible Collateral
Fixed-Rate U.S. Dollar Denominated U.S. Agency Debentures with Remaining Maturity:
< 1 Year	98.0%	78.4%
1 to 2 years	98.0%	78.4%
2 to 3 years	98.0%	78.4%
3 to 5 years	98.0%	78.4%
5 to 7 years	92.6%	74.1%
7 to 10 years	92.6%	74.1%
10 to 20 years	82.6%	66.1%
> 20 years	77.9%	62.3%
Floating-Rate U.S. Dollar Denominated U.S. Agency Debentures
All maturities	Not Eligible Collateral	Not Eligible Collateral
Fixed-Rate Euro Denominated Euro-Zone Government Bonds Rated Aa3 or Above by Moody’s and AAA by S&P with Remaining Maturity:
< 1 Year	95.2%	76.2%
1 to 2 years	95.2%	76.2%
2 to 3 years	95.2%	76.2%
3 to 5 years	95.2%	76.2%
5 to 7 years	87.0%	69.6%
7 to 10 years	87.0%	69.6%
10 to 20 years	72.5%	58.0%
> 20 years	Not Eligible Collateral	Not Eligible Collateral
Floating-Rate Euro Denominated Euro-Zone Government Bonds Rated Aa3 or Above by Moody’s and AAA by S&P
All maturities:	Not Eligible Collateral	Not Eligible Collateral
Qualified Commercial Paper
	Not Eligible Collateral	Not Eligible Collateral

[5]	Terms used in this table which are not defined herein shall have those meanings ascribed thereto in the Schedule accompanying this Credit Support Annex.